UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Ambassadors Group, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

April 11, 2014

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc. (the “Company”), which will be held at 9:00 a.m., local time, on May 7, 2014, at 2001 South Flint Road, Spokane, Washington 99224. All holders of the Company’s outstanding common stock as of the close of business on April 7, 2014, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. In order to facilitate your voting, you may vote in person at the meeting, by sending in your written proxy, by telephone or by using the internet. Your vote by telephone, over the internet or by written proxy will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support and continued interest in Ambassadors Group, Inc.

Sincerely,

/s/ Anthony F. Dombrowik
Anthony F. Dombrowik
Secretary

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 7, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., local time, on May 7, 2014, at 2001 South Flint Road, Spokane, Washington 99224 for the following purposes:

1.
To elect seven (7) directors nominated by the Board and named in this Proxy Statement to serve until the Company’s 2015 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2.	To approve, in an advisory vote, the compensation of the Company's named executive officers.

3.	To ratify the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board has fixed the close of business on April 7, 2014, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors

/s/ Anthony F. Dombrowik
Anthony F. Dombrowik
Secretary

Dated: April 11, 2014

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD. ANY ONE OF THESE METHODS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 7, 2014: THIS NOTICE AND PROXY STATEMENT AND OUR 2013 ANNUAL REPORT ARE AVAILABLE AT http://www.edocumentview.com/EPAX.

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m., local time, on May 7, 2014, at 2001 South Flint Road, Spokane, Washington 99224 and at any adjournment thereof. If you plan to attend the Annual Meeting and vote in person and need directions, please call Julie Strugar at (509) 568-7800. You may direct your vote without attending the Annual Meeting and may do so by telephone, over the internet or by completing and mailing your proxy card or voting instruction card in the enclosed, postage pre-paid envelope. Please refer to the proxy card for instructions. This Proxy Statement is being first mailed to stockholders on or about April 11, 2014.

When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the secretary of the Company, by issuance of a subsequent proxy, by telephone, or by the internet as more fully described on your proxy card. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

At the close of business on April 7, 2014, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 17,039,367 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on April 7, 2014, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

The enclosed Proxy, when properly executed and returned, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters that may be properly brought before the Annual Meeting, subject to applicable laws. At the time of printing this Proxy Statement, management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters, which are not now known to management, should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

Under Delaware law and our bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of stockholders. Shares of our Common Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting. “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.

Proposal 1. To elect seven (7) directors to serve until the Company’s 2015 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The election of directors requires a plurality of the votes cast by the holders of the Company's Common Stock present and voting at the Annual Meeting. Brokerage firms and nominees will not have the authority to vote their customers' unvoted shares on Proposal 1 or to vote their customers' shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote of Proposal 1.

Proposal 2. The approval of the executive compensation paid to the Company’s named executive officers requires the affirmative vote of the majority of votes cast by the holders of the shares of Common Stock present in person or by proxy at the Annual Meeting and voting. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 2 or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 2.

Proposal 3. To be approved, the ratification of BDO USA, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2014 must receive the affirmative vote of the majority of votes cast by the holders of the shares of Common Stock present in person or by proxy at the Annual Meeting and voting. Brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal 3 as well as to vote their customers’ shares where the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 3.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telephone or via the internet, by directors, officers and regular employees of the Company who will not be additionally compensated therefore. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 11, 2014, to all stockholders entitled to vote at the Annual Meeting.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS
(Proposal 1 of the Proxy Card)

The Board of Directors unanimously recommends that you vote FOR the election of each of Ms. Dulsky, Mr. Gramm, Mr. Kalustian, Mr. Livingston, Mr. Kamin, Ms. Rapuano, and Mr. Valencia as directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company's Common Stock present and voting at the Annual Meeting.

Nominees

The enclosed Proxy will be voted in favor of Ms. Dulsky, Mr. Gramm, Mr. Kalustian, Mr. Livingston, Mr. Kamin, Ms. Rapuano, and Mr. Valencia unless other instructions are given. Directors are elected by a plurality and the nominees who receive the most votes will be elected. If any nominee declines to serve or becomes unavailable for any reason before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

    Daniel G. Byrne and Timothy M. Walsh are not standing for re-election to the Board of Directors. All of the nominees for directors are current directors except Jefferson P. Gramm and Philip B. Livingston, who were recommended to the Board of Directors by the Nominating Committee for election to the Board of Directors.

Information Regarding Directors and Director Nominees

The table below sets forth for the current director nominees, certain information with respect to age and background.

NAME	POSITION WITH COMPANY	AGE	DIRECTOR SINCE
Debra Dulsky(2)(3)	Director	44	2013
Jefferson P. Gramm	Director Nominee	38	N/A
James M. Kalustian(2)(3)	Director	53	2006
Peter H. Kamin(1)	Director	52	2012
Philip B. Livingston	Director Nominee	57	N/A
Lisa O’Dell Rapuano(2)(3)	Director	48	2012
Ricardo Lopez Valencia(2)(3)	Director	48	2007

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating Committee

Business Experience

Deb Dulsky is the chief commercial officer and board member of HomeServe USA, a subsidiary of HomeServe, PLC, a London Stock Exchange listed company providing home emergency and repair services. From 2010 to 2011, Ms. Dulsky served as the chief executive officer, marketing solutions division, for Williams Lea Group, Ltd., a global business process outsourcing company focused on marketing supply chain solutions servicing the retail, consumer package goods, media, publishing and financial services industries. From 2008 to 2010, Ms. Dulsky served as senior vice president, business development and client solutions, for Affinion Group, a privately held global engagement, loyalty, and marketing services company, that provides products and services to increase customer engagement, customer relationships, focused marketing solutions, subscription-based lifestyle services, personal protection, insurance and other product solutions to enhance customer loyalty and corporate revenue. For 6 years prior to that, Ms. Dulsky served in various capacities at Affinion Group, including group vice president, business development and strategic marketing, from 2007-2008, and vice president, business development and strategic marketing, from 2005 to 2006. From 1998 to 2002, Ms. Dulsky served as chief operating officer and partner for Total Fulfillment Services, LLC and Four Seasons Software, LLC, companies that provide customer service and fulfillment services in the areas of order management, promotion, CRM, and warehouse management. Ms. Dulsky serves on the board of directors of HomeServe USA and served on the board of directors of Total Fulfillment Services, LLC and Four Seasons Software, LLC, from 1998 to 2012. Ms. Dulsky graduated from Dartmouth College in 1991 with a BA in sociology. Over 20 years of business experience and a history of creating, growing and improving profitability and performance for global organizations, will enable Ms. Dulsky to provide the Company with valuable strategic marketing, client management, customer engagement and relationships, sales and financial related insights to the Company’s products and services.

Jefferson P. Gramm is portfolio manager at Bandera Partners LLC, which manages Bandera Master Fund LP, an investment fund that owns approximately 18% of the Company’s Common Stock.  Mr. Gramm has been in his present position since 2006.  His prior experience includes serving as Managing Director of Arklow Capital, LLC, a hedge fund manager focused on distressed and value investments, from October 2004 to July 2006.  He is a Director of Tandy Leather Factory and Morgan’s Foods.   He served as a Director of Peerless Systems from June 2009 to November 2010.  He received an M.B.A. from Columbia University in 2003 and a B.A. from University of Chicago in 1996.

James M. Kalustian has served as chairman of the Board of Directors of the Company since June 2012, and as a director since May 2006. Mr. Kalustian also served as a director of Connance, Inc. from June 2007 to February 2009. Mr. Kalustian currently serves as chief operating officer of RxAnte, Inc., a provider of science-based information technology solutions for improving quality and lowering the cost of healthcare. From 2009 to June of 2012, he was the co-founder and senior vice president of HRInet, Inc., a healthcare technology and services company, where he managed network development, sales and marketing, and technology systems. Mr. Kalustian served as the vice president and general manager of Emerging Industries Business Unit of Fair Isaac Corporation (“Fair Isaac”) from April 2007 to January 2009. From November 2004 to February 2007, Mr. Kalustian served as vice president of the Pharmaceutical and Healthcare Business Unit of Fair Isaac. He also has managed Fair Isaac’s business strategy consulting practice. From May 1999 to October 2004, Mr. Kalustian led the healthcare practice, account management discipline, and served as chief operating officer and a member of the board of directors of Braun Consulting, Inc., a professional services firm delivering customer-focused business solutions to Fortune 1000 and middle market companies and offers business intelligence and CRM/ECRM technologies. Mr. Kalustian was a member of the executive management team that took Braun Consulting, Inc. public in 1999. From 1994 to 1999, he was also a co-founder of Vertex Partners, a customer-focused strategic consulting firm that joined Braun in 1999. Prior to founding Vertex Partners, Mr. Kalustian served as a manager at the consulting firm of Corporate Decisions, Inc. (a division of Mercer Management Consulting), and in marketing positions for Raytheon Company, W.R. Grace & Company and Canada Dry. Mr. Kalustian graduated from Harvard University in 1982 with a AB in history and from Northwestern University, Kellogg School of Management in 1989 with a master’s degree in business administration. Mr. Kalustian was selected to serve as a member of our Board of Directors because of his leadership experience and accomplishments as a senior executive, and his extensive business experience spanning 20 plus years in the healthcare, pharmaceutical, retail and consumer products industries. This experience makes him exceptionally qualified in overseeing the Company’s business functions, objectives and short and long-term business strategies. In addition, Mr. Kalustian’s business expertise, his board service, and leadership in several industry-leading companies provide meaningful perspectives to the products and services offered by the Company.

Peter H. Kamin is the founder and Managing Partner of 3K Limited Partnership, a private investment partnership which was organized to invest the capital of a family trust. For the previous 11 years, Mr. Kamin was a co-founding Partner of ValueAct Capital. ValueAct Capital seeks to invest in companies they believe to be fundamentally undervalued and then works with management and the company’s board to implement strategies that generate superior returns on invested capital. Prior to founding ValueAct Capital in 2000, Mr. Kamin founded and managed Peak Investment L.P. Peak Investment LP was a limited partnership, organized to make investments in a select number of domestic public and private companies. Mr. Kamin serves as a Director at Tile Shop Holdings, Inc., Rand Worldwide, Inc., and Chairman of the Board of Directors at Rockford Corporation, Sunrise Telecom, Inc., MAM Software Group, Inc. and Abatix Corporation. Mr. Kamin has previously served as a Director of numerous public and privately held companies. Mr. Kamin graduated from Tufts University in 1984 with a BA in economics and from Harvard Business School in 1989 with a master’s degree in business administration. Mr. Kamin’s experience as a director of public and private boards, in addition to his long success as an investor and business analyst, will enable Mr. Kamin to provide the Company with valuable financial, strategic and governance related insights.

Philip Livingston was Chief Executive Officer of LexisNexis Web Based Marketing Solutions until October 2013.  He joined LexisNexis in April 2009 as Senior Vice President of Practice Management and served in executive management positions from April 2009 to October 2013. Mr. Livingston has, in the past, served as chief financial officer for Celestial Seasonings, Inc., Catalina Marketing Corporation and World Wrestling Entertainment.  From 1999 to 2003 he served as President of Financial Executives International, the leading professional association of chief financial officers and controllers.  In that role he led the organization’s support of regulatory and corporate governance reforms culminating in the Sarbanes-Oxley Act.  In the past, he has served on numerous public and private company boards including Broadsoft Corporation, Insurance Auto Auction, Cott Corporation, MSC Software and Seitel Inc.

Lisa O’Dell Rapuano is the founder and chief executive officer of Lane Five Capital Management LP (“Lane Five Capital”), the investment manager of Lane Five, a long-biased, concentrated valuation-driven investment partnership. Lane Five Capital’s strategy is to buy significantly undervalued securities of businesses it believes can create long-term value for stockholders and to hold them for many years. Prior to founding Lane Five in 2006, she was the Co-Chief Investment Officer of Matador Capital Management, which ran a long/short U.S. hedge fund employing a valuation driven, bottoms up approach. For ten years prior to that, Ms. Rapuano served in various capacities at Legg Mason Capital Management, including as a manager of the Legg Mason Special Investment Trust and as the Director of Research at Legg Mason Capital Management. Ms. Rapuano graduated from Yale University in 1988 with a degree in American studies and received her Chartered Financial Analyst professional designation in 1994. Ms. Rapuano’s depth of experience in evaluating companies from a financial, operational, capital allocation and strategic perspective will enable her to provide effective oversight of the Company. Additionally, her status as manager of one of the Company’s largest stockholders gives her particular insight as a representative of the stockholders.

Ricardo Lopez Valencia has served as director of the Company since May of 2007. In July 2007, Mr. Valencia started, and currently serves as principal at, ZAMAS Holdings, LLC, a privately owned company that includes a consulting business and a business incubator for entrepreneurial ventures and early stage companies. From 2001 to July 2007, Mr. Valencia was a senior executive for ING. He served as the vice president of Hispanic markets for ING Group. In 2003, he became senior vice president. He had strategic, fiscal and operational responsibility for the development of wealth accumulations strategies focused on diversity markets with specific focus in the African American, Asian American, Hispanic, women, LGBT and capabilities market segments. Since returning to Arizona in 2007, Mr. Valencia was appointed by Arizona Governor Jan Brewer as Corporate Chair of the 2010 Border Governors Conference and to serve a term on the Arizona Mexico Commission to chair the strategic development committee. In 2008, Mr. Valencia was also appointed by Governor Janet Napolitano to serve on the Arizona State Charter School Board. Mr. Valencia also serves on the board of West Ed, a national nonprofit education research, development, and service agency. He serves on the board of the Children’s Action Alliance, an Arizona based advocacy movement. Mr. Valencia has served on the boards of the National PTA, International Association of Marketing Students (DECA), the White House Millennium Youth Initiative and the U.S. Department of Education’s Partnership for Family Involvement. Additionally he has served on the boards of the National 4-H, the National Future Farmers of America Foundation and the New York Hispanic Ballet. Prior to his role with ING, Mr. Valencia served as the Director of Education for USA Today, where he helped make K-12 outreach a major initiative for the nation’s newspaper. He previously served as the executive director of the National Future Farmers of America Alumni Association. In 1983, he became the first Hispanic president of Arizona’s Future Farmers of America. He also served as the Director of Professional Development for Career and Technical Education for the State of Arizona. Mr. Valencia was selected to serve as a member of our Board of Directors because of his attributes, skills and qualifications he has developed through 7 years as senior executive with a national investment and financial management company and 20 years as a senior executive with profit and loss responsibilities in a number of high profile corporations and organizations. This experience allows him to provide unique customer, sales and marketing, and community perspective to the Company. In addition, Mr. Valencia’s senior executive experience provides leadership and business operations expertise to the Company. Mr. Valencia serves on a number of company boards and government agencies focused on education, agriculture, arts, and non-profit initiatives, which complement the Company’s products and services. His strong and firsthand knowledge of the student education market is a valuable asset to the Company. Furthermore, his active involvement in community and civic affairs represent an ethical characteristic that we seek in our leaders and Company culture.

Relationships among Directors or Executive Officers

There are no family relationships among the current directors or executive officers of the Company.

Meetings of the Board of Directors and Committees of the Board of Directors

During 2013, the Board of Directors met seven times and acted by written consent four times. The Board of Directors has the following standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The members of each committee are selected by the majority vote of the Board of Directors. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and all committees on which such director served.

The Board of Directors has determined that each of the directors is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the NASDAQ director independence standards (“NASDAQ Listing Standards”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of each of the committees of the Board of Directors is “independent” within the meaning of the rules and regulations of the Securities and Exchange Commission and the NASDAQ Listing Standards, as currently in effect.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee makes recommendations for selection of the Company’s independent registered public accounting firm, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and any non-audit fees, and reviews the financial statements of the Company and the adequacy of the Company’s internal accounting controls and financial management practices.

The Audit Committee currently consists of Daniel G. Byrne, chairman, Timothy M. Walsh, and Peter H. Kamin. The Board of Directors has determined that, based upon their prior work experience and Mr. Byrne’s tenure and experience on the Company’s Audit Committee, both Mr. Byrne and Mr. Walsh qualify as “Audit Committee Financial Experts” as this term has been defined under the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that each of Mr. Byrne, Mr. Kamin and Mr. Walsh are independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the “NASDAQ Listing Standards”. Mr. Byrne and Mr. Walsh are not standing for re-election at the Board of Directors at the 2014 Annual Meeting of Stockholders.

There were six meetings of the Audit Committee during the fiscal year ended December 31, 2013. See Report of Audit Committee. The charter of the Audit Committee is available on the Company’s website at www.ambassadorsgroup.com/EPAX.

Compensation Committee

The Compensation Committee is responsible for determining compensation for the Company’s executive officers, reviewing and approving executive compensation policies and practices, and providing advice and input to the Board of Directors in the administration of the Company’s 2013 Equity Participation Plan (the “2013 Plan”). The Compensation Committee from time to time engages and consults with independent compensation consultants in the performance of its duties. During the fiscal year ended December 31, 2013, the Compensation Committee engaged Towers Watson to provide market data, compensation information, and advice regarding best practices in the areas of compensation program design, executive compensation and compensation trends for executive officers and directors. Towers Watson reported directly to the Compensation Committee and did not perform any other services for the Company. None of the work of the compensation consultant has raised any conflicts of interest.

The Compensation Committee consists of Lisa O’Dell Rapuano, chairman, James M. Kalustian, Debra Dulsky, and Ricardo Lopez Valencia.

In 2013, the Compensation Committee met seven times and acted by written consent two times. The charter of the Compensation Committee is available on the Company’s website at www.ambassadorsgroup.com/EPAX.

Nominating Committee

The Nominating Committee evaluates nominations for new members of the Board of Directors. The Nominating Committee considers candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board of Directors members, willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board of Directors, willingness to objectively appraise management performance, and any such other qualifications the Nominating Committee deems necessary to ascertain the candidates’ ability to serve on the Board of Directors. Although diversity may be a consideration in the nomination process, the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees.

The Nominating Committee consists of James M. Kalustian, chairman, Debra Dulsky, Ricardo Lopez Valencia and Lisa O’Dell Rapuano.

During the fiscal year ended December 31, 2013, the Nominating Committee met two times. The charter of the Nominating Committee is available on the Company’s website at www.ambassadorsgroup.com/EPAX.

Director Nomination Process

The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the following address: c/o Secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. The Company’s secretary in turn, will forward the recommendation to the Nominating Committee. The recommendation should include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	The name and contact information for the candidate;

•	A statement of the candidate’s occupation and background, including education and business experience;

•	Information regarding each of the factors considered by the Nominating Committee, as listed above, sufficient to enable the committee to evaluate the candidate;

•
A statement detailing (i) any relationship or understanding between the candidate and the Company, or any customer, supplier, competitor, or affiliate of the Company, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

•	A statement that the candidate is willing to be considered for nomination by the committee and willing to serve as a director if nominated and elected.

Stockholders must also comply with all requirements of the Company’s bylaws, a copy of which is available from the Company’s secretary upon written request, with respect to nomination of persons for election to the Board of Directors. The Company may also require any proposed nominee to furnish such other information as the Company or the committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors is responsible for risk oversight of the Company. Risks facing the Company include competitive, economic, operational, financial, accounting, liquidity, tax, regulatory, foreign dependencies, safety, work force, environmental, political and other risks. Risks are reported to the Board of Directors through the Company’s executive officers, who are responsible for the identification, assessment and management of the Company’s risks. The Board of Directors regularly discusses the risks reported by the Company’s executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.

The Board of Directors is structured, in part, to optimize its risk oversight capabilities, which is achieved primarily by separating the positions of principal executive officer and chairman of the board and delegating certain risk oversight functions to its committees. Although the Board of Directors does not have a formal policy with respect to its leadership structure, the Company believes that currently having a separate principal executive officer and chairman of the board achieves an appropriate balance with regard to Company performance and risk management. As a non-employee of the Company, the chairman of the board provides the Board of Directors with outside expertise and insight, which the Company views as important in overseeing the management of the Company’s risks by its executive officers, including its principal executive officer.

Additionally, the committees of the Board of Directors are delegated with oversight responsibility for particular areas of risk. Specifically, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting, and maintaining effective internal controls for financial reporting. The Nominating Committee oversees risks related to the effectiveness of the Board of Directors. The Compensation Committee oversees risks related to the Company’s comprehensive compensation policies and practices.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal 2 of the Proxy Card)

In accordance with the requirements of Section 14A of the Exchange Act, we are providing the Company’s stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our Named Executive Officers, as disclosed in the accompanying compensation tables and the related narrative disclosures in this Proxy Statement. At our 2011 Annual Meeting of Stockholders, our stockholders approved a one year frequency for the advisory vote to approve the compensation of our Named Executive Officers. The next stockholder advisory vote to approve the compensation of our Named Executive Officers is expected to occur at the 2015 Annual Meeting. The following resolution will be submitted for a stockholder vote at the 2014 Annual Meeting:

 “RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, in the section entitled “Compensation of Executive Officers and Directors,” the accompanying compensation tables in the Proxy Statement for this Annual Meeting.”

Our executive compensation philosophy is intended to ensure that executive compensation is aligned with the Company’s business strategy, objectives and stockholder interests, and is designed to attract, motivate and retain highly qualified key executives and employees. The Company’s executive compensation philosophy is designed to pay competitive total compensation based on continuous improvements in corporate performance, and individual and team contributions that are aligned with stated business strategies and objectives. To implement its philosophy, the Company sets base compensation at competitive levels relative to executives holding positions with similar responsibilities at comparable companies and focuses heavily on performance-based incentives to motivate and encourage employees to achieve superior results for the Company and its stockholders.

In implementing the Company’s compensation program, we seek to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officers’ efforts by encouraging stock ownership in the Company, and align executive remuneration with the long-term interests of the Company’s stockholders.

We believe that the elements of our executive compensation program provide a well-proportioned mix of security-oriented compensation, at-risk or performance-based compensation, and retention-based compensation that produces short-term and long-term incentives and rewards. The Company believes this compensation mix provides the Named Executive Officers a measure of security as to the minimum levels of compensation they are eligible to receive, while motivating the Named Executive Officers to focus on the business measures that will produce a high level of performance for the Company, as well as reducing the risk of recruitment of highly qualified executive talent by our competitors. The mix of annual incentives and equity-based awards likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance. The Company believes that its compensation mix results in a pay-for-performance orientation that is aligned with its compensation philosophy to pay median pay for median performance and above-market pay for superior performance.

This vote is merely advisory and will not be binding upon the Company or the Board of Directors. However, the Board of Directors values constructive dialogue on executive compensation and other important governance topics with the Company’s stockholders and encourage all stockholders to vote on this matter.

The Board of Directors unanimously recommends that you vote FOR this proposal. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the majority of votes cast by the holders of the shares of Common Stock present at the Annual Meeting.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 3 of the Proxy Card)

The Audit Committee of the Board of Directors has selected BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014, and the Board of Directors recommends that the stockholders ratify such appointment at the Annual Meeting.

BDO has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of registered public accounting firm by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of BDO will be at this year’s Annual Meeting of Stockholders. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of BDO, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote FOR this proposal. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the majority of votes cast by the holders of the shares of Common Stock present at the Annual Meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm Fees

The following table represents fees charged for professional audit services rendered by BDO for the audit of the Company’s financial statements for the years ended December 31, 2013 and 2012, and fees billed by BDO for other services during those years.

	2013	2012
Audit Fees	$355,000	$348,760
Audit-Related Fees	24,000	20,000
Tax Fees	44,500	4,000
All Other Fees	—	—
Total	$423,500	$372,760

Audit Fees consist of fees billed for professional services rendered for the integrated audit of the Company’s consolidated financial statements and the review of the Company’s interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees billed for assurance and related services, primarily related to the audit of the Company’s employee benefit plan financial statements, and are not reported under “Audit Fees.”

Tax fees consist of fees billed for federal and state tax return preparation, quarterly estimated tax payment preparation, and other tax related consultations.

Audit Committee’s Pre-Approval Policy

During 2012 and 2013, the Audit Committee of the Board of Directors operated under policies and procedures pre-approving all audit and non-audit services provided by the independent registered public accounting firm and prohibiting certain services from being provided by the independent registered public accounting firm. None of such services were approved pursuant to the procedures described in Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the general requirement for pre-approval with respect to the provision of services other than audit, review or attest services in certain circumstances. The Company may not engage its independent registered public accounting firm to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent registered public accounting firm for which the cost is less than $20,000 per quarter. The chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Independence

The Audit Committee has considered whether BDO’s provision of services other than its audit of the Company’s annual financial statement and its review of the Company’s quarterly financial statements is compatible with maintaining such independent registered public accounting firm’s independence and has determined that it is compatible.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Named Executive Officers

Anthony F. Dombrowik, age 43, is currently serving as the Company’s interim chief executive officer and president effective February 25, 2013, and has served as senior vice president, chief financial officer and secretary of the Company since October 2010. Mr. Dombrowik previously served as the senior vice president, chief financial officer and principal financial and accounting officer of Red Lion Hotels Corporation, a NYSE-listed hospitality and leisure company from March 2008 until October 2010. Prior to that, Mr. Dombrowik was the senior vice president, corporate controller and principal accounting officer of Red Lion Hotels Corporations since May 2003. Mr. Dombrowik was previously employed as senior manager at the public accounting firm of BDO USA, LLP, where he served as an auditor, certified public accountant and consultant from 1992 to 2003.

Jeffrey D. Thomas, age 46, resigned from the Company on February 25, 2013. Prior to his resignation, Mr. Thomas served as chief executive officer and president of the Company since November 2001. He served as president of Ambassador Programs, Inc., a wholly owned subsidiary of the Company, from August 1996 through July 2002, and chief executive officer from January 2000 until his resignation. Mr. Thomas is married to former officer, Margaret M. Thomas.

Margaret M. Thomas, age 46, resigned from the Company on February 25, 2013. Prior to her resignation, Ms. Thomas served as executive vice president of the Company since November 2001. She served as chief financial officer and secretary of the Company from November 2001 through October 2003. She has also served as president of Ambassador Programs, Inc., from August 2002, chief operating officer of Ambassador Programs, Inc., from January 2002 until her resignation. Ms. Thomas served as chief financial officer of Ambassador Programs, Inc., from November 1997 through April 2003.  Ms. Thomas is married to former director and officer, Jeffrey D. Thomas.

Eric G. Anderson, age 45, has served as senior vice president and principal operating officer of the Company since February 2014. He has also served as vice president of marketing of the Company from September 2012 through February 2014 and as vice president of digital marketing of the Company from May 2012 to September 2012. Prior to joining the Company, Mr. Anderson served as vice president of marketing of White Horse Productions, Inc. from January 2009 to April 2012. Mr. Anderson was not serving as an executive officer of the Company as of December 31, 2013.

Lisa N. Netz, age 40, has served as vice president of finance and principal accounting officer of the Company since February 2014. She has also served as senior director of finance and corporate controller of the Company from March 2012 until February 2014 and as director of financial planning and analysis from August 2010 to March 2012. Prior to joining the Company, Ms. Netz served as corporate controller of Red Lion Hotels Corporation from January 2007 to August 2010. Ms. Netz was not serving as an executive officer of the Company as of December 31, 2013.

Summary Compensation Table—2013 and 2012

The following table sets forth the compensation for Anthony F. Dombrowik and Jeffrey D. Thomas, both of whom served as the principal executive officers during the fiscal year ended December 31, 2013, and Margaret M. Thomas, for whom compensation disclosure would have been required but for the fact that she was not serving as an executive officer on December 31, 2013 (collectively, the “Named Executive Officers”).  The Company had no other executive officers serving on December 31, 2013 whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2013.

Name	Year	Salary ($)	Stock Awards1 ($)		Option Awards2 ($)	Non-Equity I ncentive Plan Compensation3 ($)	All Other Compensation4,5 ($)	Total ($)
Anthony F.	2013	290,769	129,672	6	67,501	-	-	487,942
Dombrowik7,
Interim Chief Executive	2012	240,000	41,630		41,738	36,026	-	359,394
Officer, Chief
Financial Officer
Jeffrey D.	2013	63,077	-		-	-	787,980	851,057
Thomas8,
Former Chief Executive	2012	400,000	140,751		141,113	109,519	4,250	795,633
Officer and President
Margaret M.	2013	47,308	-		-	180,000	156,992	384,300
Thomas9,
Former Executive Vice	2012	300,000	55,013		55,154	9,405	2,715	422,287
President

(1)
The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of awards in accordance with accounting guidance applicable to stock based compensation. See Note 11 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 regarding assumptions underlying the valuation of these equity awards.

(2)
The amounts in the “Option Awards” column reflect the aggregate grant date fair value of options in accordance with accounting guidance applicable to stock based compensation and calculated using a Black-Sholes option pricing model. See Note 11 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 regarding assumptions underlying the valuation of these equity awards.

(3)
Per the terms of Ms. Thomas’ separation agreement effective February 25, 2013, she received an annual bonus equal to 100% of her target annual bonus (60% of $300,000 annual base salary). This bonus was paid to Ms. Thomas in February 2014.

(4)	The amounts set forth in “All Other Compensation” for the fiscal year ended December 31, 2013 were as follows:

Name	Matching 401(k) Contributions $	Separation Paymentsa,b	Total All Other Compensation $
Anthony F. Dombrowik	-	-	-
Jeffrey D. Thomas	2,249	785,731	787,980
Margaret M. Thomas	850	156,142	156,992

(a)
Per the terms of Mr. Thomas’ separation agreement effective February 25, 2013, he received an amount equal to his average annual base salary, cash bonus, and value of stock based compensation for 2011 and 2012 computed as follows: 2011 amounts of $400,000 (base salary) + $0 (cash bonus) + $365,853 (stock based compensation), 2012 amounts of $400,000 (base salary) + $109,519 (cash bonus) + $281,864 (stock based compensation). Additionally, Mr. Thomas received $7,113 for estimated medical insurance under COBRA for a period of eighteen (18) months following the effective date.

(b)
Per the terms of Ms. Thomas’ separation agreement effective February 25, 2013, she received a cash payment of $150,000, which is equal to six (6) months of her base salary. Additionally, Ms. Thomas received $6,142 for estimated medical insurance under COBRA for a period of six (6) months following the effective date.

(5)	The amounts set forth in “All Other Compensation” for the fiscal year ended December 31, 2012 reflect Company matching 401 (k) contributions.

(6)
Included in the value of “Stock Awards” is the grant date fair value of performance stock awards that are subject to certain performance conditions for Mr. Dombrowik ($55,809) which were valued based on the probable outcome of the performance conditions related to the award. If the value of the award would have been calculated assuming the maximum number of shares available under the performance condition would be achieved, the fair value of the award on the date of grant would have been $105,051 for Mr. Dombrowik.

(7)
Mr. Dombrowik has served as the Company’s senior vice president, chief financial officer and secretary since October 18, 2010 and was named interim chief executive officer effective February 25, 2013. As of February 25, 2013, Mr. Dombrowik base salary compensation was adjusted to $300,000 per year.

(8)           Mr. Thomas resigned February 25, 2013.

(9)	Ms. Thomas resigned February 25, 2013.

 Outstanding Equity Awards at Fiscal Year-End Table—2013

The following table sets forth the outstanding equity awards as of December 31, 2013.

		Option Awards					Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable 1 (#)		Option Exercise Price2 ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested3 (#)		Market Value of Shares or Units of Stock That Have Not Vested4 ($)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested5 (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested6 ($)
Anthony F.	11/10/2010	11,584	3,862	7	$11.00	11/10/20	7,091	11	$32,973
Dombrowik	11/9/2011	23,155	23,155	8	$4.52	11/9/21	18,153	12	$84,411
Interim Chief	12/20/2012	6,562	19,688	9	$4.50	12/20/22	9,251	13	$43,017
Executive	12/5/2013	-	38,136	10	$4.41	12/5/23	16,749	14	$77,883	23,821	15	$110,768
Officer,
Chief Financial
Officer
Jeffrey D.
Thomas16
Former Chief
Executive
Officer and
President
Margaret M.
Thomas16
Former Executive
Vice President

(1)	Each option grant vests pro rata over four years beginning on the first anniversary of the grant date and has a ten-year term.

(2)	The exercise price for grants of stock options is determined using the closing price of the Company’s Common Stock on the date of grant.

(3)	Restricted stock vests 100% after four years from the date of grant.

(4)	The market value of shares of restricted stock that has not vested was determined using the closing date market price of the Company’s Common Stock on December 31, 2013, $4.65 per share.

(5)	Performance stock units vest subject to meeting performance criteria associated with net delegate counts as measured at the end of each fiscal year over a three year measurement period.

(6)	The market value of performance based units that have not vested was determined using the closing date market price of the Company’s Common Stock on December 31, 2013, $4.65 per share.

(7)	Vests as to approximately 3,862 shares on November 10, 2014.

(8)	Vests as to approximately 11,578 shares on each of November 9, 2014 and November 9, 2015.

(9)	Vests as to approximately 6,562 shares on each December 20, 2014, December 20, 2015 and December 20, 2016.

(10)	Vests as to approximately 9,534 shares on each of December 5, 2014, December 5, 2015, December 5, 2016 and December 5, 2017.

(11)	Vests 100% on November 10, 2014.

(12)	Vests 100% on November 9, 2015.

(13)	Vests 100% on December 20, 2016.

(14)	Vests 100% on December 5, 2017.

(15)
Represents the maximum number of shares of the Company’s Common Stock that could be awarded through the vesting of performance stock units if certain performance criteria tied to delegate counts is achieved during the years ended December 31, 2014, December 31, 2015, or December 31, 2016.

(16)	Mr. Thomas and Ms. Thomas resigned February 25, 2013. No equity awards were outstanding as of December 31, 2013.

Employment Contracts, Termination of Employment and Change in Control Arrangements

Potential Payments to Mr. Dombrowik upon Termination or Change in Control

On March 9, 2011, the Company entered into a Severance Agreement with its interim chief executive officer, chief financial officer and secretary, Anthony F. Dombrowik. The description of the Severance Agreement set forth below does not purport to be complete and is qualified in its entirety by reference to the text of the Severance Agreement, which was attached as an exhibit to the Company’s Form 10-K filed on March 11, 2011 with the Securities and Exchange Commission and is incorporated by reference herein. This agreement was amended effective December 4, 2013, which was attached as an exhibit to the Company’s Form 10-K filed on March 27, 2014 with the Securities and Exchange Commission and is incorporated by reference herein.

In the event Mr. Dombrowik is terminated for any of the reasons set forth below, Mr. Dombrowik will be entitled to receive certain compensation as more fully described herein.

Termination without “Cause” or with “Good Reason”

In the event the Company terminates Mr. Dombrowik’s employment without “Cause” or Mr. Dombrowik terminates his employment with “Good Reason,” (both terms as defined in Mr. Dombrowik’s Severance Agreement), then on the effective date of termination, the Company will pay Mr. Dombrowik any unpaid salary, unpaid expenses, unpaid vacation days, unpaid bonus and any benefits provided to him under the Company’s benefit programs, to the extent Mr. Dombrowik had accrued or otherwise become entitled to such payments as of the effective date of termination. In addition, the Company will be required to pay Mr. Dombrowik continued salary for nine (9) months immediately following termination of service, an annual bonus equal to 100% of his target annual bonus immediately preceding his termination, and an amount equal to the projected costs of his medical insurance for six (6) months immediately following termination. Furthermore, all of Mr. Dombrowik’s unvested stock options and stock grants will fully vest upon the date his termination becomes effective.

Termination without “Cause” or with “Good Reason” in Connection with a “Change in Control”

In the event the Company terminates Mr. Dombrowik’s employment without “Cause” or Mr. Dombrowik terminates his employment with “Good Reason,” and the notice of termination is given in anticipation of, or within an eighteen (18) month period immediately following a “Change in Control,” Mr. Dombrowik will be entitled to receive, in addition to the amounts provided for in the section entitled “Termination without ‘Cause’ or with ‘Good Reason;” set forth previously, continued base salary payments for an additional six (6) month period (15 months total). For purposes of the Severance Agreement, “Change in Control” means the occurrence of any of the following events: (i) any sale, lease, license, exchange or other transfer to a party not affiliated with the Company (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of Company; (ii) a merger or consolidation of the Company and the Company is not the surviving entity; (iii) a reorganization or liquidation of the Company; or (iv) a merger, consolidation, tender offer or any other transaction involving the Company, if the equity holders of the Company immediately before such merger, consolidation, tender offer or other transaction do not own, directly or indirectly, immediately following such merger, consolidation, tender offer or other transaction, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation, tender offer or other transaction.

Payments to Mr. Thomas upon Termination

In connection with the resignation of Mr. Thomas, our former chief executive officer, on February 25, 2013, we entered into a separation agreement and release with Mr. Thomas providing for the payment of a total of $824,475 as severance payments and benefits to Mr. Thomas. This amount is equal to the payments required to be paid in connection with Mr. Thomas’ resignation under his employment agreement. Additionally, all unvested stock awards and stock options vested immediately as part of the terms of the separation agreement. Additional information regarding the separation agreement and release entered into with Mr. Thomas is included in the Company’s Form 8-K filed with the Securities and Exchange Commission on February 25, 2013.

Payments to Ms. Thomas upon Termination

 In connection with the resignation of Ms. Thomas, our senior vice president on February 25, 2013, we entered into a separation agreement and release with Ms. Thomas providing for the payment of a total of $359,371 as severance payments and benefits. This amount is equal to the payments required to be paid in connection with Ms. Thomas’ resignation under her severance agreement. Additionally, all unvested stock awards and stock options vested immediately as part of the terms of the separation agreement. Additional information regarding the separation agreement and release entered into with Ms. Thomas is included in the Company’s Form 8-K filed with the Securities and Exchange Commission on February 25, 2013.

Director Compensation Table—2013

The following table provides compensation information for the fiscal year ended December 31, 2013 for each member of the Company’s Board of Directors.

Name1	Fees Earned or Paid in Cash ($)	Stock Awards2 ($)	Option Awards2 ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation3 ($)	Total ($)
Daniel G. Byrne	31,000	12,503	12,500	-	-	-	56,003
Debra Dulsky4	14,400	12,503	12,500	-	-	-	39,403
James M. Kalustian	94,000	30,000	30,001	-	-	-	154,001
Peter Kamin	23,000	12,503	12,500	-	-	-	48,003
Nilofer Merchant5	18,000	12,503	12,500	-	-	-	43,003
Lisa Rapuano	25,750	12,503	12,500	-	-	-	50,753
Thomas J. Rusin6	9,600	-	-			-	9,600
Jeffrey D. Thomas7	-	-	-	-	-	-	-
Ricardo L. Valencia	59,250	12,503	12,500	-	-	-	84,253
Timothy M. Walsh	96,000	12,503	12,500	-	-	-	121,003

(1)
As the Company’s Chairman of the Board, James M. Kalustian receives an annual fee of approximately $120,000 per year, paid $60,000 in cash and approximately $60,000 in equity. Each of the Company’s other non-employee directors receive an annual fee of approximately $49,000 per year, paid $24,000 in cash and approximately $25,000 in equity. Inclusive in these amounts, each of the Company’s non-employee directors receive $1,000 per Board meeting attended. Equity compensation is split between options and restricted stock grants. Pursuant to the 2013 Plan, each grant of non-qualified stock options is granted at the fair market value of the Common Stock on the date of grant, and vests in four equal annual installments commencing one year from the date of grant. Each grant of restricted stock is granted at the fair market value of the Common Stock on the date of grant and vests one year from the date of grant. Committee chairpersons receive an additional $7,000 annually. These amounts are payable in cash. Additionally, each director is compensated for other committee activities as designated by the board of directors and reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

(2)
These amounts reflect the aggregate grant date fair value of the stock awards and option awards, respectively, granted during 2013 and computed in accordance with GAAP. For a description of accounting policies and the assumptions used in determining the value of the stock options and restricted stock awards, see the notes to the financial statements included in our Annual Report on Form 10-K, filed on March 27, 2014.

The following table presents the number of outstanding and unexercised option awards and the number of outstanding stock awards held by each of the non-employee directors as of December 31, 2013.

Director	Number of Outstanding Option Awards	Number of Outstanding Stock Awards
Daniel G. Byrne	28,503	3,512
Debra Dulsky	7,764	3,512
Peter H. Kamin	14,275	3,512
James M. Kalustian	46,299	8,427
Lisa Rapuano	14,275	3,512
Ricardo L. Valencia	25,336	3,512
Timothy M. Walsh	13,199	3,512

(4)	Joined the Board of Directors in June 2013.

(5)	Resigned from the Board of Directors effective July 2013.

(6)	Mr. Rusin did not stand for reelection at the 2013 Annual meeting and ceased to be a director effective June 2013.

(7)
See “Summary Compensation Table” for disclosure related to Mr. Thomas who is a Named Executive Officer. Mr. Thomas resigned as a director and as the Chief Executive Officer of the Company in February 2013.

INTERESTS OF DIRECTORS, OFFICERS AND OTHERS IN CERTAIN TRANSACTIONS

The Company recognizes that transactions between the Company and related persons present a potential for actual or perceived conflicts of interest. Pursuant to the rules of the Securities and Exchange Commission, the Company deems a related party transaction to be any transaction or series of related transactions in excess of $120,000 in which the Company is a party and in which a Related Party has a material interest (each a “Related Party Transaction”). For this purpose, a Related Party is defined to include directors, director nominees, executive officers, 5% beneficial owners and members of their immediate families.

The Company does not have a written policy regarding the review and approval of Related Party Transactions, but collects information about potential Related Party Transactions in its annual questionnaires completed by directors and executive officers of the Company. Potential related party transactions are first reviewed and assessed by the Company’s executive management to consider the materiality of the transaction. A material related party transaction is approved or ratified only if the disinterested members of the Board of Directors determine that it is in, or is not inconsistent with, the best interests of the Company and its stockholders and in compliance with the rules of the Securities and Exchange Commission.

In the first quarter of 2014, the Company invested $500,000 in an 18-month certificate of deposit (the “CD”) with RiverBank.  Daniel Byrne, one of the Company’s directors, is the chief executive officer of RiverBank. The terms of the CD are consistent with the terms that would be available to any other investor in a certificate of deposit from RiverBank with a substantially similar investment amount, duration and purchase date and the Company believes the terms of the CD are comparable to similar certificates of deposit available from other banks in relevant markets. The Company’s executive management and disinterested members of the Board of Directors reviewed this transaction and determined that it was in, or not inconsistent with, the best interests of the Company and its stockholders, and approved the transaction pursuant to the Company’s practices in respect of related party transactions as described above in this Proxy Statement.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount of stock of the Company beneficially owned as of April 19, 2013, by each person (other than Named Executive Officers, directors and director nominees) known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Class of Common Stock
Bandera Master Fund, L.P. (2)	3,051,697	17.91%
FMR LLC (Fidelity Management and Research Company) (3)	1,770,356	10.39%
Lane Five Capital Management LP (4)	1,189,000	6.98%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or dispositive power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after April 7, 2014, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. The Percent of Class of Common Stock set forth above is based upon 17,039,367 shares of Common Stock outstanding as of April 7, 2014. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
As reported in the Schedule 13D/A report filed on March 20, 2014 with the Securities and Exchange Commission, Bandera Master Fund, L.P. is the beneficial owner of 3,051,697 shares of Common Stock. The address of the beneficial owner is 50 Broad Street, Suite 1820, New York, New York, 10004.

(3)
The Company is reporting this stock ownership based upon a Schedule 13G/A report filed on December 12, 2011 with the Securities and Exchange Commission. The address of the beneficial owner is 82 Devonshire Street, Boston, MA 02109.

(4)
As reported in the Schedule 13D report filed on May 7, 2012 with the Securities and Exchange Commission, Lane Five Partners LP (the “Lane Five Fund”) is the beneficial owner of 796,898 shares of Common Stock and certain other investment entities managed by Lane Five Capital Management LP (“Lane Five”) are, collectively, the beneficial owners of 392,102 shares of Common Stock.  Lane Five may be deemed the beneficial owner of the 1,189,000 shares of Common Stock held by the Lane Five Fund and such investment entities.  The address of the beneficial owners is 1122 Kenilworth Drive, Suite 313, Towson, MD 21204.

The following table sets forth the amount of Common Stock of the Company beneficially owned as of April 7, 2014, by each director of the Company, each Named Executive Officer, each director nominee and prospective director and all directors and executive officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Class of Common Stock
Jefferson P. Gramm (2)	3,071,493	18.03%
Lisa O'Dell Rapuano (3)	1,198,527	7.03%
Peter H. Kamin (4)	480,300	2.82%
Anthony F. Dombrowik (5)	92,545	*
James M. Kalustian (6)	39,129	*
Daniel G. Byrne (7)	29,982	*
Eric Anderson (8)	27,247	*
Ricardo Lopez Valencia (9)	24,367	*
Timothy M. Walsh (10)	10,382	*
Lisa N. Netz (11)	10,016	*
Debra Dulsky (12)	5,453	*
Philip B. Livingston (13)	-	*
All directors and Named Executive Officers as a group	4,989,441	29.07%
(12 people)(14)

*	Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or dispositive power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after April 7, 2014, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. The Percent of Class of Common Stock set forth above is based upon 17,039,367 shares of Common Stock outstanding as of April 7, 2014. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Director nominee. The amount of beneficial ownership represents 3,051,697 shares of Common Stock owned by Bandera Master Fund L.P. and 19,796 shares of Common Stock owned by Mr. Gramm. Mr. Gramm is a managing director of Bandera Partners LLC, which manages Bandera Master Fund L.P.  The address of Mr. Gramm is 50 Broad Street, Suite 1820, New York, New York, 10004.

(3)
Director. The amount of beneficial ownership represents 1,189,000 shares of Common Stock owned by Lane Five Partners LP and certain other investment entities managed by Lane Five Capital Management LP, which is the investment manager of Lane Five Partners LP, and 5,959 shares of Common Stock and options to purchase 3,568 shares of Common Stock owned by Ms. Rapuano.  Ms. Rapuano is founder and portfolio manager of Lane Five Capital Management LP. The address of Ms. Rapuano is 1122 Kenilworth Drive, Suite 313, Towson, MD 21204.

(4)
Director. Mr. Kamin has the sole power to vote or direct the vote of and to dispose or direct the disposition of the 473,220 shares of Common Stock held by the Peter H. Kamin Revocable Trust, the Peter H. Kamin Roth IRA and the Peter H. Kamin Family Foundation. Includes options to purchase 3,568 shares of Common Stock issued under the 2013 Plan. The address of Mr. Kamin is 3K Limited Partnership, 20 Custom House Street, Suite 610, Boston, Massachusetts 02110.

(5)
Interim chief executive officer, chief financial officer and secretary of the Company. Includes options to purchase 41,301 shares of Common Stock issued under the 2013 Plan. Mr. Dombrowik’s address is 2001 South Flint Road, Spokane, WA 99224.

(6)
Chairman of the Board of Directors of the Company. Includes options to purchase 19,922 shares of Common Stock issued under the 2013 Plan. Mr. Kalustian’s address is 215 Wachusett Ave., Arlington, MA 02476.

(7)	Director. Includes options to purchase 17,114 shares of Common Stock issued under the 2013 Plan. Mr. Byrne’s address is 2001 South Flint Road, Spokane, WA 99224.

(8)
Senior vice president and principal operating officer of the Company. Includes options to purchase 11,098 shares of Common Stock issued under the 2013 Plan. Mr. Anderson’s address is 2001 South Flint Road, Spokane, WA 99224.

(9)	Director. Includes options to purchase 13,947 shares of Common Stock issued under the 2013 Plan. Mr. Valencia’s address is 12641 S. 35th Place, Phoenix, AZ, 85044.

(10)	Director. Includes options to purchase 4,658 shares of Common Stock issued under the 2013 Plan. Mr. Walsh’s address is 2001 South Flint Road, Spokane, WA 99224.

(11)
Vice president of finance and principal accounting officer of the Company. Includes options to purchase 4,707 shares of Common Stock issued under the 2013 Plan. Ms. Netz’s address is 2001 South Flint Road, Spokane, WA 99224.

(12)	Director. Includes options to purchase 1,941 shares of Common Stock issued under the 2013 Plan. Ms. Dulsky’s address is 35 Marion Road, Westport, CT 06880.

(13)	Director nominee. Mr. Livingston’s address is 40 Ridge View Dr., Basking Ridge, NJ 07920.

(14)	Includes 121,824 shares of Common Stock issuable upon exercise of stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the executive officers, directors, and persons who beneficially own more than 10% of a class of securities registered under Section 12(b) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company’s review of such forms furnished to the Company during the fiscal year ended December 31, 2013, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders have been complied with.

REPORT OF AUDIT COMMITTEE

The Audit Committee is currently composed of three non-employee directors; Daniel G. Byrne, (chairman and financial expert), Timothy M. Walsh (financial expert) and Peter H. Kamin, all of whom meet the independence and experience requirements of the Securities and Exchange Commission and the NASDAQ Listing Standards, as currently in effect. The Audit Committee met six times during 2013. Daniel G. Byrne and Timothy M. Walsh are not standing for re-election at the Board of Directors at the 2014 Annual Meeting of Stockholders.

At each of its meetings, the Committee met with the senior members of the Company’s financial management team and representatives from the independent registered public accounting firm. The Committee’s agenda is established by the Committee’s chairman and the Company’s chief financial officer. During the year, the Committee had private sessions with the Company’s independent registered public accounting firm at which candid discussions of financial management, accounting and internal control issues took place.

The Committee recommended to the Board of Directors the engagement of BDO USA, LLP as the Company’s independent registered public accounting firm. The Committee reviewed with the Company’s financial managers and the independent registered public accountants overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent registered public accountants their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent registered public accounting firm, the Committee asks them to address and discuss their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•
Based on the independent registered public accounting firm’s experience and their knowledge of the Company, do the Company’s financial statements fairly present in all material respects, to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and Securities and Exchange Commission disclosure requirements?

•
Based on the independent registered public accounting firm’s experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Committee believes that by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Committee also discussed with the independent registered public accounting firm all other matters required to be discussed by the auditors with the Committee under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 - “Communications with Audit Committees” (“AS 16”). The Committee received and discussed with the independent registered public accounting firm their annual written report on their independence from the Company and its management, which is made under requirements of the SEC and the PCAOB and considered with the independent registered public accounting firm whether the other non-audit services provided by them to the Company during 2013 was compatible with the independent registered public accountants’ independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company’s Securities and Exchange Commission reports prior to filing and all quarterly earnings announcements in advance of their issuance with management and representatives of the independent registered public accounting firm. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Daniel G. Byrne, Chairman Timothy M. Walsh Peter H. Kamin

CODE OF ETHICS AND CONDUCT

The Company has adopted a Code of Ethics and Conduct, which is a code of conduct and ethics that applies to all of its directors, officers and employees. A copy of the Code of Ethics and Conduct may be obtained, without charge, upon written request addressed to the attention of the secretary, Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224.

ANNUAL MEETING ATTENDANCE

The Company has adopted a formal policy with regard to directors’ attendance at annual meetings of stockholders. All members of the Board of Directors of the Company are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All of the Company’s directors attended the 2013 annual meeting of stockholders in person, except for Mr. Kamin, who attended the meeting telephonically.

STOCKHOLDER COMMUNICATIONS

Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may do so by writing the secretary of the Company, Anthony F. Dombrowik, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. The secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Anthony F. Dombrowik, Secretary, Ambassadors Group, Inc., 2001 South Flint Road, Spokane, Washington 99224.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders may be householding our proxy materials. A single annual report and proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are eligible for householding and would like to participate in householding, you may (1) if you are not a stockholder of record, notify your broker, or (2) if you are a stockholder of record, direct your written request to Anthony F. Dombrowik, Secretary, Ambassadors Group, Inc., 2001 South Flint Road, Spokane, Washington 99224, or call Julie Strugar at (509) 568-7800.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

Any proposals of stockholders that are intended to be considered for inclusion in the Company’s proxy materials relating to next year’s annual meeting must be received by the Company at its principal executive offices on or before December 12, 2014, which is 120 calendar days before the anniversary date of this year’s Proxy Statement. However, if the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

Other Stockholder Proposals and Director Nominations

If a stockholder wishes to present a stockholder proposal at the Company’s next annual meeting that is not intended to be included in the Company’s proxy statement or to nominate a person for election to the Company’s Board of Directors at the next annual meeting, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the secretary of the Company in accordance with the bylaws, which require that notice be received by the secretary not less than 45 days or more than 75 days prior to the Company’s first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of stockholders. If the date of the stockholder meeting is changed by more than 30 days from the anniversary of the Company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included on the Company’s proxy statement under Rule 14a-8 promulgated under the Exchange Act or that nominates a director must be received no later than the close of business on the later of 90 days prior to the meeting and 10 days after public pronouncement of the meeting date is first made. Notices of intention to present proposals or to nominate persons for election to the Company’s Board of Directors at the next annual meeting should be addressed to the secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. You may also contact the secretary at the Company’s principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals.

OTHER BUSINESS

The Company does not know of any other business to be presented at the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope provided or to vote by telephone or over the internet at your earliest convenience.

By Order of the Board of Directors

/s/ Anthony F. Dombrowik
Anthony F. Dombrowik
Secretary

Spokane, Washington

April 11, 2014

AMBASSADORS GROUP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

	For	Withhold		For	Withhold
01 - James M. Kalustian	☐	☐	05 - Debra Dulsky	☐	☐
02 - Lisa O'Dell Rapuano	☐	☐	06 - Philip B. Livingston	☐	☐
03 - Ricardo Lopez Valencia	☐	☐	07 - Jefferson P. Gramm	☐	☐
04 - Peter H. Kamin	☐	☐			

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2014 ANNUAL MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name or names appear on this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

01TMRA

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — AMBASSADORS GROUP, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints James M. Kalustian and Anthony F. Dombrowik, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors Group, Inc. (the "Company") the undersigned is entitled to vote at the 2014 Annual Meeting of Stockholders of the Company as of the close of business on April 7, 2014, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at Ambassadors Group Inc., 2001 S. Flint Road, Spokane, Washington 99224 at 9:00 a.m., Pacific Time, on May 7, 2014, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THE PROXY AND IN THE DISCRETION OF THE PROXY AGENT AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR" ITEMS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXY AGENTS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)

AMBASSADORS GROUP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on May 6, 2014.

Vote by Internet

- Go to **www.envisionreports.com/EPAX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

	For	Withhold		For	Withhold
01 - James M. Kalustian	☐	☐	05 - Debra Dulsky	☐	☐
02 - Lisa O'Dell Rapuano	☐	☐	06 - Philip B. Livingston	☐	☐
03 - Ricardo Lopez Valencia	☐	☐	07 - Jefferson P. Gramm	☐	☐
04 - Peter H. Kamin	☐	☐			

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2014 ANNUAL MEETING.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name or names appear on this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

01TMQA